                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 1, 2004
                                                         ---------------

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

          New York                   0-3319                       13-1784308
          --------                   ------                       ----------
(State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)           File Number)             Identification No.)

                      One Commerce Park, Valhalla, NY        10595
               ------------------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 1, 2004, the registrant entered into an asset purchase agreement with Spellman High Voltage Electronics Corporation  ("Spellman"),  in connection with sale of the  registrant's  High Voltage Power business (the "Asset Purchase
Agreement")   for  a  purchase  price  of  $3,086,774  plus  the  assumption  of approximately  $0.80  million  of  liabilities,  which sale was  consummated  on
October 1, 2004 as more fully described in Item 2.01 hereof. A copy of the Asset
Purchase  Agreement is attached hereto as EXHIBIT 99.01 and incorporated  herein by reference.

ITEM 2.01.   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On October 1, 2004, the  registrant  completed the sale of its High Voltage
Power business to Spellman.  The sale was completed in accordance with the terms and conditions of the Asset Purchase Agreement. In connection with the sale, the registrant  received a  purchase  price of  $3,086,774  plus the  assumption  of approximately $0.80 million of liabilities.  In addition,  pursuant to the Asset
Purchase  Agreement,  Spellman  agreed to lease  certain  space  located  at the registrant's  Valhalla, New York facility by entering into a certain assignment, assumption and amendment of lease by and among the  registrant,  Spellman and DP
16 LLC dated as of October 1, 2004 (the "Lease Assignment"). A copy of the Lease
Assignment  is  attached  hereto as  EXHIBIT  99.02 and  incorporated  herein by reference.  In a related  transaction,  RFI  Corporation,  a  subsidiary  of the registrant,  entered into a certain management  services agreement with Spellman regarding the license of use of certain computer software dated as of October 1,
2004.  Other than the sale  transaction and the management  services  agreement, there exists no material  relationship between Spellman and the registrant,  its affiliates or any of the registrant's directors and officers.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (a)    Financial Statements of Businesses Acquired.

             Not Applicable

      (b)    Pro Forma Financial Information.

             Unaudited pro forma financial information reflecting  the  sale  of the registrant's High Voltage Power business begins on  page  3  of this Current Report.

      (c)    Exhibits.

             99.01     Asset  Purchase  Agreement by and between the  registrant
                       and Spellman High Voltage  Electronics  Corporation dated
                       October 1, 2004.

             99.02     Lease  Assignment by and among the  registrant,  Spellman
                       and DP 16 LLC dated as of October 1, 2004.

PROFORMA FINANCIAL INFORMATION

                                                               PROFORMA FINANCIAL INFORMATION
                                                       DEL GLOBAL TECHNOLOGIES CORP. AND SUBSIDIARIES
                                                            PROFORMA CONSOLIDATED BALANCE SHEETS
                                                                        MAY 1, 2004
                                                                   (Dollars in Thousands)
                                                                        (Unaudited)

                                                  Historical          Proforma          Proforma Debt       Proforma
                                                  Del Global          Del High             Paydown         Del Global
                                               Consolidated at      Voltage Sale         Adjustments     Consolidated at
ASSETS                                            May 1, 2004        May 1, 2004         May 1, 2004        May 1, 2004
------                                            -----------        -----------         -----------        -----------
                                                                      (Note 1)            ( Note 2)

CURRENT ASSETS
Cash and cash equivalents                              $6,753             3,295             (3,295)            $6,753

Trade receivables (net of allowance
 for doubtful accounts of $1,408
 at May 1, 2004,                                       17,337            (2,631)                               14,706

Inventory - Net                                        17,132            (4,797)                               12,335
Deferred income tax asset - current
Prepaid expenses and other current
 assets                                                   876                                                     876

   Total current assets                                42,098            (4,133)                               34,670

REFUNDABLE INCOME TAXES
FIXED ASSETS - Net                                      8,396            (1,200)                                7,196
DEFERRED INCOME TAX ASSET-NON CURRENT                     927                                                     927
GOODWILL                                                1,911
INTANGIBLES - Net                                         120                                                   1,911
OTHER ASSETS                                            1,554                                                     120
                                                        -----                                                   1,554
                                                                                                                -----

   TOTAL ASSETS                                       $55,006           ($5,333)           ($3,295)           $46,378
                                                      =======           =======            ========           =======

                                               See notes to unaudited proforma consolidated financial statements

                                                               PROFORMA FINANCIAL INFORMATION
                                                       DEL GLOBAL TECHNOLOGIES CORP. AND SUBSIDIARIES
                                                            PROFORMA CONSOLIDATED BALANCE SHEETS
                                                                        MAY 1, 2004
                                                                   (Dollars in Thousands)
                                                                        (Unaudited)

                                                     Historical         Proforma      Proforma Debt    Proforma Del
                                                     Del Global         Del High        Paydown            Global
                                                   Consolidated at    Voltage Sale    Adjustments      Consolidated at
                                                     May 1, 2004       May 1, 2004    May 1, 2004        May 1, 2004
                                                                         (Note 1)       ( Note 2)
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
      Short-term credit facilities                        5,294                       ($    3,295)         $ 1,999
   Current portion of long-term debt                        806              (72)                              734
   Accounts payable - trade                              13,075             (804)                           12,271
   Accrued liabilities                                    8,324             (258)                            8,066
   Litigation settlement reserves                         5,586                                              5,586
   Income taxes payable                                     779                                                779
                                                         ------                                              ------

      Total current liabilities                          33,864           (1,134)          (3,295)          29,435

NON-CURRENT LIABILITIES
   Long-term debt                                         5,158                                              5,158
   Subordinated note                                      1,921                                              1,921
   Other long-term liabilities                            2,690             (188)                            2,502
                                                         ------            ------                            -----
      Total liabilities                                  43,633           (1,322)          (3,295)          39,016

MINORITY INTEREST IN SUBSIDIARY                           1,326                                              1,326
                                                         ------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
   Common stock, $.10 par value;
   Authorized 20,000,000 shares;
     Issued and outstanding - 10,976,081 at May 1,
  2004                                                    1,097                                              1,097
   Additional paid-in capital                            63,713                                             63,713
   Accumulated other comprehensive gain                     849                                                849
   Accumulated deficit                                  (50,066)                                           (54,077)
   Less common stock in treasury - 643,533 shares        (5,546)                                            (5,546)
                                                         ------
      Total shareholders' equity                         10,047           (4,011)                           (6,036)

   TOTAL LIABILITIES AND SHAREHOLDERS'
   EQUITY                                            $   55,006        $   5,333        ($  3,295)       $  46,378
                                                     ==========        =========        =========        =========

                                       See notes to unaudited proforma consolidated financial statements

                                  DEL GLOBAL TECHNOLOGIES CORP. AND SUBSIDIARIES
                                   PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                            NINE MONTHS ENDED MAY 1, 2004
                                              (Dollars in Thousands)
                                                 (Unaudited)

                                                             Historical              Historical           Proforma
                                                             Del Global               Del High           Del Global
                                                            Consolidated              Voltage           Consolidated
                                                             Nine Months            Nine Months         Nine Months
                                                                Ended                  Ended               Ended
                                                             May 1,2004              May 1,2004          May 1,2004
                                                             ----------              ----------          ----------
                                                                                      (Note 3)
 NET SALES                                                      $ 75,958            $ 11,513            $ 64,445

 COST OF SALES                                                    59,129              10,019              49,110

 GROSS MARGIN                                                     16,829               1,494              15,335

 Selling, general and administrative                              13,865               2,038              11,827

 Research and development                                          1,144                   -               1,144
 Litigation settlement costs                                       3,199                   -               3,199

 Impairment of goodwill and
   other intangible assets and                                     1,453               1,453                   0
                                                                 -------              ------             -------

 Total operating expenses                                         19,661               3,491              16,170
                                                                 -------              ------             -------

 OPERATING LOSS                                                   (2,832)             (1,997)               (835)

 Interest expense                                                  1,562                   -               1,562
 Other (income)expense                                              (104)                  3                (107)
                                                                 -------              ------             -------

 LOSS BEFORE INCOME
  TAXES AND MINORITY INTEREST                                     (4,290)             (2,000)             (2,290)

 INCOME TAX PROVISION                                              8,479                   -               8,479
                                                                 -------              ------             -------

 NET LOSS BEFORE
  MINORITY INTEREST                                              (12,769)             (2,000)            (10,769)

 MINORITY INTEREST                                                   484                   -                 484
                                                                 -------              ------             -------

 NET LOSS                                                       $(13,253)           $ (2,000)           $(11,253)
                                                                ========            ========            ========

                                             See notes to unaudited proforma consolidated financial statements

                                        PROFORMA FINANCIAL INFORMATION
                                DEL GLOBAL TECHNOLOGIES CORP. AND SUBSIDIARIES
                                PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                       FISCAL YEAR ENDED AUGUST 2, 2003
                                            (Dollars in Thousands)
                                                  (Unaudited)

                                                       Historical            Historical              Proforma
                                                       Del Global             Del High              Del Global
                                                      Consolidated            Voltage              Consolidated
                                                      Fiscal Year           Fiscal Year            Fiscal Year
                                                         Ended                 Ended                  Ended
                                                     August 2, 2003        August 2, 2003         August 2, 2003
                                                     --------------        --------------         --------------
                                                                              (Note 3)
NET SALES                                                $ 98,619               $ 30,407              $ 68,212

COST OF SALES                                              77,496                 24,954                52,542
                                                         --------               --------              --------

GROSS MARGIN                                               21,123                  5,453                15,670

Selling, general and administrative                        21,933                  4,030                17,903
Research and development                                    2,218                    625                 1,593
Litigation settlement costs                                 2,126                      -                 2,126
Facilities reorganization costs                               788                    661                   127
                                                         --------               --------              --------

Total operating expenses                                   27,065                  5,315                21,750
                                                         --------               --------              --------

OPERATING INCOME (LOSS)                                    (5,942)                   138                (6,080)

Interest expense                                            1,388                      -                 1,388
Other income                                                  633                     36                   597
                                                         --------               --------              --------

INCOME (LOSS) BEFORE INCOME
   TAXES AND MINORITY INTEREST                             (6,697)                   174                (6,871)

INCOME TAX PROVISION                                        8,233                      -                 8,233
                                                         --------               --------              --------

NET INCOME LOSS BEFORE
   MINORITY INTEREST                                      (14,930)                   174               (15,104)

MINORITY INTEREST                                             115                      -                   115
                                                         --------               --------              --------

NET LOSS                                                 $(15,045)              $    174              $(15,219)
                                                         ========               ========              ========

                                             See notes to unaudited proforma consolidated financial statements

                 DEL GLOBAL TECHNOLOGIES CORP. AND SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                                   STATEMENTS

The Pro Forma Consolidated Balance Sheet reflects the financial position of the
Company after giving effect to the disposition of the assets and liabilities of the Del High Voltage Division discussed in Item 2 as if the disposition took place on May 1, 2004. The Pro Forma Consolidated Balance Sheet also reflects the paydown of $3.3 million of revolving credit borrowings with the assumed proceeds from the Del High Voltage sale as if the transaction had occurred as of May 1,
2004. Assumed proceeds of the transaction were calculated applying working capital and other adjustments as defined in the Asset Purchase Agreement to the balance sheet as of May 1, 2004. Actual transaction proceeds based on the working capital and other adjustments in effect as of the closing date were $3.1 million.

The Pro Forma Consolidated Statements of Operations for the fiscal year ended
August 2, 2003 and the nine months ended May 1, 2004 assume that the disposition occurred on August 4, 2002 and August 3, 2003, respectively, and are based on the operations of the Company for the periods then ended. Such pro forma financial statements do not reflect any reduction in interest expense resulting from the assumed debt paydown for both periods presented because the Company's domestic credit facilities calculate interest on a minimum floor balance of
$5.0million and both actual and proforma debt balances were below the floor balance level.

The unaudited pro forma consolidated financial statements have been prepared by the Company based on adjustments necessary to reflect the disposition. The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company or the results of operations that would have actually occurred had the transaction been effective as of the periods presented.

PROFORMA CONSOLIDATED BALANCE SHEET

  1) To record $3.5 million selling price, as adjusted, transaction fees accrued and the transfer of certain Del High Voltage assets and liabilities as defined in the Asset Purchase Agreement. The transaction results in an estimated pretax loss on disposal of $4.0 million as of May 1, 2004 posted to accumulated deficit. No tax provision was provided on the estimated pretax loss because the
Company has fully valued its Deferred Tax assets, and as a result has stopped recording additional tax benefits as explained more fully in the Financial
Statement Notes to the Company's Annual Report on Form 10-K for the Fiscal Year
ended August 2, 2003.

  2) To record paydown of $ 3.3 million of revolving credit debt with proceeds from the transaction.

PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months Ended May 1, 2004 and Fiscal Year Ended August 2, 2003

3)   Adjustment to subtract the results of the Del High Voltage division for the period from Consolidated operations. As stated above, no interest rate adjustments were made based on the assumed debt paydown with transaction proceeds, due to minimum floor balance requirement on the Company's domestic credit facilities. The Consolidated tax provision for both periods results reflect certain valuation allowances taken against deferred tax assets. No tax provision was allocated to the Del High Voltage division in the Proforma Consolidated Statement of Operations because the transaction was structured a sale of assets, and income tax related balances arising from Del High Voltage operations remained with the parent Company.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        DEL GLOBAL TECHNOLOGIES CORP.
                                                 (Registrant)

Date:  October 7, 2004
                                        By: /s/ Mark A. Koch
                                           -------------------------------------
                                           Mark A. Koch
                                           Principal Accounting Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                                 DESCRIPTION

99.01                                       Asset  Purchase   Agreement  by  and
                                            between the  registrant and Spellman
                                            High Voltage Electronics Corporation
                                            dated October 1, 2004.

99.02                                       Lease  Assignment  by and  among the
                                            registrant,  Spellman  and DP 16 LLC
                                            dated as of October 1, 2004.